WLFC Company Update May 2024 1

DISCLAIMER 2 This presentation does not constitute an offer to any person or to the public generally to subscribe for or otherwise acquire any securities. This presentation has been prepared solely for informational purposes and is not intended to serve as the basis for any investment decision. This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made as a part of this presentation or by reference the preliminary and final offering memorandum for the offering. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words ‘‘anticipate,’’ ‘‘may,’’ ‘‘estimate,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ and similar words, or the negatives of those words, are intended to identify forward-looking statements. They also include statements containing a projection of revenues, earnings (loss), capital expenditures, dividends, capital structure or other financial terms. Certain statements regarding the following particularly are forward-looking in nature: ▪ WLFC’s business strategy; ▪ WEST’s business strategy and assumptions used to develop the cash flow models; ▪ future performance, developments, market forecasts or projections; and ▪ WLFC’s projected capital expenditures. All forward-looking statements are based on our beliefs, assumptions and expectations of future economic performance, taking into account the information currently available. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known and many of which are beyond WLFC’s and WEST’s control, which may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position, as well as those included in the cash flow models. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to: ▪ the effects on the airline industry and the global economy of events such as terrorist activity; ▪ changes in fuel prices and other disruptions to the world markets; ▪ trends in the airline industry, including growth rates of markets and other economic factors; ▪ risks associated with owning and leasing commercial engines and aircraft; ▪ changes in interest rates and availability of capital to us and to our customers; ▪ our ability to continue to meet our customers’ changing demands; ▪ the market value of engines and other assets in our portfolio; ▪ regulatory changes affecting commercial aircraft operators, aircraft maintenance, engine standards, accounting standards and taxes; ▪ WLFC’s, in its capacity as Servicer, ability to successfully negotiate engine purchases, sales and leases, to collect outstanding amounts due, and to repossess engines under defaulted leases, and to control costs and expenses. In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of meeting or as of the date of any document incorporated by reference, as applicable. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. In this presentation, WLFC presents certain non-GAAP measures, including EBITDA, EBITDA Interest Coverage and similar measures, which are not required by, or presented in accordance with, GAAP. While WLFC believes these are useful metrics, companies use these metrics for differing purposes and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported by us to such metrics or other similar metrics as reported by other companies. Our non-GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction where such an offer or solicitation would be unlawful. The distribution of this presentation in certain jurisdictions may be restricted by law. Those persons into whose possession this presentation comes are required to inform themselves about and to observe any such restrictions.

Willis Lease Finance Corporation Investor Presentation 3 We would like to establish a broader dialogue with the institutional investor community ▪ Re-introduce the Company to fundamental investors ▪ Discuss the strengths of aircraft engine leasing ▪ Review Willis’ vertically integrated, differentiated platform (“Willis Platform®”) ▪ Overview of our unique product and services offerings Founded in 1985; NASDAQ listed in 1996, Willis Lease Finance Corporation has a 39-year history of consistently delivering profits to its investors ▪ Positive net income in every year as a public company ▪ Alignment of interests through senior management ownership. ▪ Consistent stewardship of its founder and Executive Chairman, Charlies F. Willis IV ▪ The original independent engine lessor with a differentiated suite of innovative product offerings As the industry leading independent aircraft engine lessor Willis is best positioned to enjoy a resurging market in engine and aircraft equipment and services ▪ A growing $2.5BN(1) portfolio of modern aircraft engines ▪ A vertically integrated platform of related services driving lease origination and customer connectivity ▪ A unique product offering ranging from lease and loan through differentiated service solutions allowing our customer base to optimize their capital deployment ▪ A view to the future with Willis Innovation and a bias towards investing in innovative technologies that will drive our future (1) As represented by our portfolio of leased assets, notes receivable, investments in sales-type leases, maintenance rights, and leased assets in our Joint Venture portfolios as of December 31, 2023.

WILLIS LEASE FINANCE CORPORATION’S GLOBAL PRESENCE Strategically positioned to meet customer needs around the world 24/7/365 4 ~370(1) employees globally positioned to provide “around the clock” service to our international customer base (1) As of April 29, 2024.

Charles F. Willis, IV Executive Chairman Brian R. Hole President Scott B. Flaherty EVP & Chief Financial Officer Austin C. Willis CEO Dean M. Poulakidas EVP & General Counsel Garry A. Failler SVP, Materials & Services & Chief Technical Officer Marc A. Pierpoint SVP, Head of Trading & Investments Dan J. Coulcher SVP, Chief Commercial Officer, Europe, Middle East & Africa Craig W. Welsh SVP, Chief Commercial Officer, Americas & Asia Lynn A. McMillan VP & Head of Global Human Resources OUR LEADERSHIP A seasoned team representing 250+ years of combined industry experience 5

▪ Engine & Aircraft Leasing & Trading ▪ Regional & Specialty Assets ▪ Engine & Aircraft Lease & Loan Financing ▪ ConstantAccess / ConstantThrust® ▪ End of Life Aircraft Programs Business area focused on identifying innovative markets and technologies that leverage our core capabilities ▪ Decarbonized Aviation ▪ Sustainable Aviation Fuel (SAF), Electrification, Hydrogen THE WILLIS PLATFORM A vertically integrated engine lessor providing a service offering which supports the full life - cycle of an aircraft engine 6 ▪ Part 145 Engine Maintenance (US/UK) ▪ Asset Management & Consultancy ▪ Material Support ▪ Aircraft Line & Base Maintenance, Parking & Storage, Disassembly (UK) ▪ Airport FBO & Ground and Cargo Handling Services

WILLIS SERVICES – INTEGRATION & SYNERGIES 7 MATERIALS ENGINE MAINTENANCE FACILITIES IN US & UK WLFC AIRCRAFT MAINTENANCE FACILITYASSET MANAGEMENT & CONSULTING CORE LEASING BUSINESS $2.5B(1) in Assets (1) As represented by our portfolio of leased assets, notes receivable, investments in sales-type leases, maintenance rights, and leased assets in our Joint Venture portfolios as of December 31, 2023. Vertically integrated wholly -owned subsidiaries

WILLIS LEASE – INNOVATIVE PROGRAM OFFERINGS 8 ▪ 5B engine sale-leaseback transaction closed September 2022. ▪ Monthly lease rents and healthy short-term maintenance reserves generating significant monthly cash-flows for the business ▪ Transaction includes ConstantThrust® support of Air India’s A321 fleet transition through 2028 where WLFC provides replacement engines from its fleet when engines become unserviceable, enhancing portfolio utilization ▪ This will generate demand for a significant number of portfolio 5B engines over the next several years ▪ WLFC’s successful offering provided Air India with a more cost-efficient solution to an expensive fleet shop visit. WLFC was uniquely positioned, with its large engine portfolio to provide such a solution Air India - 34 CFM56-5B SLB with ConstantThrust®

WILLIS INNOVATION – A NASCENT EFFORT TO SUPPORT AVIATION TECHNOLOGICAL TRANSFORMATION A dedicated initiative committed to identifying and supporting novel and leading technologies and trends in the aerospace industry. WLFC is committed to developing sustainable solutions, driven by our understanding of aviation's pivotal role in global connectivity and ecological preservation. 9 • WLFC is developing a Power-to-Liquid (PtL) Sustainable Aviation Fuel (SAF) project in Teesside, UK • Awarded £4.721M grant from UK Department for Transport Advanced Fuels Fund to support development Willis Sustainable Fuels (UK) Limited

WILLIS LEASE - ENGINE LEASING DEMAND OUTLOOK Increasing shop visit growth over time is a principal driver of spare engine demand 10 ▪ Industry estimates approximate the total number of spare engines needed at around 10% of the number installed on aircraft ▪ With estimates of around 67,000 engines installed on active narrow body and wide body commercial jet aircraft and regional aircraft, there are around 6,700 spare engines in the same market, comprised of both owned and leased engines ▪ ~35%(1) of the global spare engine fleet is currently being leased, and this is expected to grow to 50% in the near future as airlines look to preserve liquidity following COVID ▪ Total shop visits across all commercial platforms are still expected to increase in the long run despite the recent pandemic, which is another principal driver of spare engine demand Leased Proportion of Spare Engines in Global Fleet (1) The spare engine leasing market is well positioned to grow over the next decade, supported by the increase in engine shop visits and demand for leased rather than owned engines by operators (1) Alton estimates

WILLIS LEASE - AIRCRAFT ENGINES VS. AIRCRAFT

Engines exhibit superior value retention, a broader client base with lower individual exposure to a single lessee, and lower volatility across cycles

	Aircraft Engine Leasing	Aircraft Leasing
Useful Life	▪ Limited only by the production of the supported aircraft program(s) ▪ Engines supporting popular programs have consistently enjoyed useful lives of 30-40 years	▪ Useful life typically assumed to be ~25 years
Value Retention	▪ Ongoing maintenance rebuilds value and operational capabilities to level comparable to brand new engines ▪ As a result, value is retained even after the supporting airframe is out of production ▪ Newer technology, engine values typically increase due to cost escalation from OEMs ▪ Superior value retention through COVID stress	▪ Values decline as the aircraft ages ▪ Annual depreciation typically ranges from 6-8% per year, depending on equipment type and age
Applicability	▪ Engines can be used to power different aircraft and variants ▪ Various applications provide lower sensitivity to changing preferences	▪ Single aircraft model or variant may go in or out of favor, impacting values and lease rates
Lessee Profile	▪ Airlines, maintenance, repair and overhaul organizations (MROs), manufacturers and aircraft leasing companies globally	▪ Commercial airlines globally
Lessee Diversity	▪ Typically, lower lessee concentration due to asset size	▪ Heavier concentrations due to larger asset size
Transition Cost	▪ Minimal, due to portability and asset commonality	▪ Can run from hundreds of thousands of dollars to more than $10 million depending on size of aircraft
Value Volatility	▪ Less value and lease rate volatility during cyclical downturns	▪ Greater value and lease rate volatility during cyclical downturns

11

WILLIS LEASE - $2.5BN(1) PORTFOLIO OF IN-DEMAND AIRCRAFT ENGINES 12 The largest independent portfolio of Current and Next- Gen Aircraft Engines (1) As represented by our portfolio of leased assets, notes receivable, investments in sales-type leases, maintenance rights, and leased assets in our Joint Venture portfolios as of December 31, 2023. (2) Actuals derived from WLFC’s Form 10-K filings 0 100 200 300 400 500 600 700 800 900 1,000 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q ty . O w n e d a n d M a n a g e d A s s e ts B o o k V a lu e ( $ 0 0 0 ’s ) Owned JV Owned Qty. Owned and Managed WLFC Portfolio Growth (2) A constantly managed/optimized portfolio meeting rising market demand in the post COVID environment

ATTRACTIVE PORTFOLIO OF HIGH-QUALITY ASSETS Diversified current generation, in-demand narrowbody aircraft engine portfolio producing a consistent global lease revenue stream 13 (1) As represented by our portfolio of leased assets, notes receivable, investments in sales-type leases, maintenance rights, and leased assets in our Joint Venture portfolios as of December 31, 2023. (2) Reflects lease rental revenue for the year-ended December 31, 2023, as reported in the Company’s Form 10-K. 46% 33% 21% 0% Americas Asia Europe MEA 54%37% 6% 3% Narrowbody Widebody Aircraft Regional Portfolio Asset Composition(1) Lease Rental Revenue by Region(2) ▪ Strong focus on in-demand Narrowbody engines ▪ Smaller portion of Widebody and Regional engines allows for a global solutions offering to clients ▪ Mid-to-end-of-life aircraft with short remaining lease terms in the context of the “Aircraft for Engines” strategy ▪ Well-balanced geographical split across the three main regions Europe, Americas and Asia ▪ Growing exposure in Americas relative to other regions is due to the pace of pandemic recovery and the ability to place engines with top-tier lessees $2.5Bn(1) $213MM

Host Aircraft(1) ▪ A diversified engine portfolio focused on current generation aircraft engines, but transitioning towards new technology aircraft ▪ Diversity allows us to offer a one- stop-shop solution to our clients WILLIS LEASE - FOCUS ON ENGINE TYPES AND HOST AIRCRAFT A diverse portfolio of engines supporting current aircraft fleets worldwide with continuous & active management keeping the portfolio in line with the latest industry standards 14 (1) As of December 31, 2023, owned fleet, weighted by NBV Engine Manufacturers(1) 0% 5% 10% 15% 20% 25% 30% 35% Dec-23 FYE 2013 FYE 2005 WLFC portfolio evolution over last 18 years ▪ A well-diversified portfolio focusing on CFM, PW and IAE engines in line with the strong focus on Narrowbody host aircraft CFM, 50% Pratt & Whitney, 22% IAE, 18% GE, 8% Rolls Royce, 2% CFM Pratt & Whitney IAE GE Rolls Royce A319/320 /321ceo, 39% A320NEO, 19% 737 NG, 16% 787, 7% 737MAX, 6% A220NEO, 3% ATR, 2%

WILLIS LEASE – MARKETS UNDERVALUE ENGINE PORTFOLIOS WLFC Portfolio NBV vs. Market Value 15 A unique portfolio of primarily narrow body aircraft engines with ~$400MM of unrecognized value! A growing portfolio of New Technology engines is significantly undervalued by the equity markets … Note: Appraisals based upon year end maintenance adjusted market valuations (“MAMV”) provided by industry standard appraisers.

HISTORICAL FINANCIAL RESULTS(1) WLFC Portfolio and Utilization Growth Drives Year-over-Year Top Line Growth 16(1) Actuals derived from WLFC’s Form 10-K filings 2023 industry dynamics supported all-time core Lease and Maintenance Revenue growth WLFC is positioned to enjoy solid engine leasing industry dynamics for the foreseeable future …

Q1 2024 FINANCIAL RESULTS(1) Quarter over Quarter 17(1) Actuals derived from WLFC’s Form 10-Q filings. EBITDA defined as Net Income attributable to common S/Hs plus taxes plus interest plus write-down of equipment and depreciation and amortization expense ▪ Record results reported in Q1-2024! ▪ Lease and maintenance reserve revenues, indicative of an extremely active fleet, driving core profitability ▪ $29.9MM of record quarterly EBT

$284 Million WEST V A BROAD CAPITAL BASE WITH DIVERSE, GLOBAL RESOURCES Proven access to debt capital markets with a large pool of reliable banks Willis Lease(1) Joint Ventures $708 Million Revolving Credit Facility Structured Debt $50 Million Preferred Equity $199 Million WEST III $241 Million WEST IV $300 Million WEST VI Transactional Debt Other Discrete Borrowings 18 (1) Balances as of December 31, 2023 $406 Million WEST VII $40.4 Million JOLCO Financings

Leverage Trends Total Debt to Equity (1)(2) 19 (1) Actuals derived from WLFC’s 10-K and 10-Q filings (2) Equity includes Redeemable Preferred Stock Strong, continuous profitability building balance sheet equity Business de-levering through significant operational cashflows! Debt/Equity ratio of 3.39x (2) at Q1 2024 4.62 4.36 4.25 4.22 4.12 4.25 4.10 4.06 3.94 3.74 3.69 3.39 2.50 3.00 3.50 4.00 4.50 5.00 250,000 500,000 750,000 1,000,000 1,250,000 1,500,000 1,750,000 2,000,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Historical Leverage Total Debt Equity Leverage Ratio

KEY OPERATIONAL PERFORMANCE INDICATORS Portfolio quality supports strong and resilient performance across cycles 20 (1) % of Net Book Value of on-lease assets vs. Net Book Value of total portfolio (2) Calculated as average of month-end LRF of WLFC’s lease portfolio. Month-end LRF calculated as total contracted monthly rent divided by total portfolio Net Book Value. Average Monthly Lease Rate Factor(2) Very Resilient Utilization(1) Trends 95% 91% 82% 87% 89% 91% 90% 93% 93% 89% 86% 86% 83% 84% 83% 87% 90% 90% 89% 88% 84% 81% 82% 85% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1.18% 1.25% 1.17% 1.12% 1.13% 1.14% 1.16% 1.16% 1.19% 1.16% 1.07% 1.04% 1.03% 1.03% 1.02% 1.00% 1.03% 1.07% 1.10% 1.14% 1.06% 1.00% 0.96% 0.90% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

WILLIS LEASE - DIVERSE CUSTOMER BASE Long-standing relationships with the world’s biggest companies in over 120 countries 21